EXHIBIT 10(d) - MATERIAL CONTRACTS

                             FIRST AMENDMENT TO THE
                     NATIONAL WESTERN LIFE INSURANCE COMPANY
                    NON-QUALIFIED DEFERRED COMPENSATION PLAN

    WHEREAS, the Plan was originally established effective April 1, 1995; and

    WHEREAS, Section 6.2 of the Plan permits the Company to amend the Plan at anytime; and

    WHEREAS, the Company desires to change certain provisions of the Plan;

    NOW THEREFORE, the Plan is hereby amended as follows:

1. Section 1.2(k), Initial Participation Period, is hereby replaced with the following, effective July 1, 1995:

"The time period beginning when the Eligible Employee first completes and Hour of Service until the first January 1, April 1, July 1 or October 1 which is coincident with or next follows the earlier of (i) six (6) months after the date the Employee first completes an Hour of Service for the Employer, provided the Employee completes five hundred (500) Hours of Service during such six (6) month period or (ii) the date he completes one (1) Year of Service."

    IN WITNESS WHEREOF, National Western Life Insurance Company has executed this First Amendment.

    ATTEST:                    National Western Life Insurance Company

                               By:  /S/ Ross R. Moody

                               Its:  President